                            REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), dated as of June 11, 1997, is by and among Wavetek Corporation, a Delaware corporation (the "COMPANY"), DLJ Merchant Banking Partners II, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., UK Investment Plan 1997 Partners, DLJ First ESC L.L.C., DLJ EAB Partners, L.P., DLJ Millennium Partners, L.P. (collectively, the "DLJ INVESTORS"), Green Equity Investors II, L.P. ("GEI") and the other Stockholders (as defined below).

                                       RECITALS

         A. WHEREAS, pursuant to the terms of the Stock Purchase and Recapitalization Agreement dated as of May 23, 1997 (the "RECAPITALIZATION AGREEMENT") by and among the Company, the DLJ Investors, GEI and certain stockholders of the Company, the DLJ Investors and GEI will purchase from the Company 1,674,810 and 753,660 shares, respectively, of Common Stock (as defined below) representing 34.28% and 15.43%, respectively, of the outstanding shares of Common Stock immediately after the transactions contemplated by the Recapitalization Agreement.

         B. WHEREAS, the Company and the Stockholders are concurrently entering into a Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") for the purpose of regulating certain aspects of the Stockholders' relationships with regard to each other and the Company.

         C. WHEREAS, the Stockholders own or have the right to purchase or otherwise acquire shares of the Common Stock of the Company. The Company and the Stockholders (as defined below) deem it to be in their respective best interests to enter into this Agreement to set forth the rights of the Stockholders in connection with public offerings and sales of the Common Stock.

                                      AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and the Stockholders hereby agree as follows:

1.  DEFINITIONS.

         As used in this Agreement, the following terms have the following meanings:

         "AFFILIATE" shall mean with respect to any Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, ownership of 10% or more of the voting common equity of a person or entity shall be deemed to be control of such person or entity.

         "BOARD" means the Board of Directors of the Company.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.

         "COMMISSION" means the Securities and Exchange Commission or any other governmental body or agency succeeding to the functions thereof.

         "COMMON STOCK" means the common stock, $.01 par value, of the Company.

         "DEMAND REGISTRATION" means a registration requested by a Stockholder or group of stockholders pursuant to Section 2.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "INSTITUTIONAL STOCKHOLDERS" means the DLJ Investors, GEI, Schroder UK Venture Fund III L.P., Schroder UK Venture Fund III L.P.2, Schroder UK Venture Fund III Trust (collectively, "Schroder"), Yokogawa Electric Corporation ("Yokogawa") and Gooding if he is not the Chief Executive Officer of the Company.

         "MAJORITY OF REGISTERING STOCKHOLDERS" means, with respect to a registration that includes Registrable Shares, those Stockholders who, at the time in question, hold at least a majority of the Registrable Shares included or proposed to be included in such registration.

         "MATERIAL TRANSACTION" means any material transaction in which the Company or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer, or other material corporate development, and with respect to which the Board reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such Subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information or such material corporate development prior to such time as it would otherwise be required to be disclosed.

         "OTHER SECURITIES" means at any time shares of Common Stock (or other securities convertible into, or exchangeable for, shares of Common Stock) which do not constitute Registrable Shares and which are owned by Persons who are entitled to registration rights under other agreements.

         "PERMITTED TRANSFEREE" means any of the following who agrees to be bound by and become a party to the Stockholders Agreement: (i) with respect to transfers by the Institutional Stockholders, any Affiliates thereof and (ii) with respect to transfers by Gooding or the Management Stockholders, a spouse, child, grandchild, stepchild or a child of a stepchild thereof or a trust as to which Gooding, the Management Stockholder or such spouse, child, grandchild, stepchild or child of a stepchild thereof exercises substantial control over the investment of the trust assets. Upon (i) execution and delivery by a Permitted Transferee of the Stockholders Agreement and (ii) receipt of shares of Common Stock from the transferring Stockholder, the Permitted Transferee shall be deemed to be a "Stockholder" for all purposes under this Agreement.

         "PERSON" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury or any security convertible into or exchangeable for unissued shares of Common Stock.

          "PROSPECTUS" means the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "PUBLIC OFFERING" means the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

         "QUALIFIED IPO" means the initial underwritten Public Offering by the Company of Common Stock registered with the Commission under the Act (i) after which the Common Stock is included for quotation on the Nasdaq National Market or listed on a national securities exchange and (ii) having an aggregate offering price to the public (before underwriters' discounts and commissions) of at least $20,000,000.

         "REGISTRABLE SHARES" means Restricted Shares that constitute Common Stock.

         "REGISTRABLE DATE" means the date upon which the Registration Statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale in a Public Offering shall have been declared effective by the Commission.

         "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the Registrable Shares and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the

Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "RESTRICTED SHARES" means shares of Common Stock held by the Stockholders, including (i) shares of Common Stock which may be issued as a dividend or distribution, (ii) any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock, and (iii) any securities received in respect of such shares of Common Stock (including securities described in Section 13). Restricted Shares shall cease to be Restricted Shares when (A) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective Registration Statement, (B) they are sold or distributed pursuant to Rule 144 or may be sold or distributed by the holder thereof pursuant to Rule 144(k), (C) they may be sold or distributed pursuant to Rule 144 by such Stockholder within a three-month period, (D) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer have been delivered by the Company or the issuer of other securities issued in exchange for the Restricted Shares, or (E) they have ceased to be outstanding.

         "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

         "SECURITIES ACT" means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "STOCKHOLDERS" means the DLJ Investors, the Institutional
Stockholders, Dr. Terence J. Gooding ("Gooding"), and the members of management who own shares in the Company ("the Management Stockholders"), and each of their respective Permitted Transferees.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of June 11, 1997, among the Company and the Stockholders named therein, as the same may be amended, supplemented, modified or restated.

         "SUBSIDIARY" means, with respect to any Person, any other Person of which the securities having a majority of the ordinary voting power in electing the board of directors (or other governing body), at the time as of which any determination is being made, are owned by such first Person either directly or through one or more of its Subsidiaries.

2.  DEMAND REGISTRATION.

    (a) From and after the one year anniversary of the date of the Stockholders Agreement, if the Company shall be requested by the DLJ Investors or their Permitted Transferees at any time to effect the registration under the Securities Act of all or a portion of their Registrable Shares, the Company shall use its best efforts promptly to effect such registration in accordance with the provisions of this Agreement. The number of shares required to be registered must, in the good faith judgment of the DLJ Investors, have a fair market value of at least $20,000,000 if the Demand Registration would constitute a Qualified IPO, and a market value of $10,000,000 in all other cases. The DLJ Investors shall have the right to request three such Demand Registrations.

    (b) After the consummation of a Qualified IPO, (i) any Stockholder other than the DLJ Investors or their Permitted Transferrees holding 10% or more of the outstanding Common Stock shall have the right to request two Demand Registrations from the Company, and (ii) any other Stockholder shall have the right to request one Demand Registration from the Company; PROVIDED in each case that the number of Registrable Shares to be registered must have, in the reasonable opinion of the proposed managing underwriter, a fair market value of at least $10,000,000.

    (c) From and after the two year anniversary of this Agreement, Stockholders holding in the aggregate 40% or more of the outstanding Common Stock shall have the right jointly to request one Demand Registration from the Company at any time, if such registration would constitute a Qualified IPO.

    (d) If such Demand Registration pursuant to Section 2(a), 2(b) or 2(c) above would constitute a Qualified IPO, the provisions of the Stockholders' Agreement would govern. Promptly after receiving request for a Demand Registration that does not constitute a Qualified IPO pursuant to Section 2(a), 2(b) or 2(c) above, the Company shall provide written notice thereof to all Stockholders. Any Stockholder who has the right at such time to transfer shares of Common Stock under Article III of the Stockholders Agreement may, within 15 Business Days of the receipt of the notice from the Company, give written notice to the Company that such Stockholder wishes to participate in the proposed Demand Registration, which notice shall specify the number of Registrable Shares such Stockholder desires to, and under the Stockholders Agreement is permitted to, include in such registration.

    (e) Anything contained in Section 2(a), 2(b) or 2(c) to the contrary notwithstanding, the Company shall not be obligated to effect any Demand Registration under the Securities Act pursuant to Section 2(a), 2(b) or 2(c), except in accordance with the following provisions:

              (i) the Company shall not be obligated to use its best efforts to file and cause to become effective any Registration Statement during any period in which any other Registration Statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

              (ii) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to 180 days after the date of a request for registration pursuant to this Section 2 if a Material Transaction exists at such time;

              (iii) at any time prior to the effectiveness of a Registration Statement, the Company may, in its sole discretion, convert a Demand Registration pursuant to Section 2 into a registration pursuant to Section 3, in which case the provisions (including those governing inclusion of shares) set forth in Section 3 shall apply and such registration so converted will not count as a Demand Registration pursuant to this Section 2;

              (iv)   with respect to any Demand Registration pursuant to this
              Section 2, the Company may include in such registration any Primary Shares, Other Securities and/or other securities; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares, Other Securities and/or other securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares that are the subject of such Demand Registration, then the number of Registrable Shares, Primary Shares, Other Securities and/or other securities proposed to be included in such registration shall be included in the following order:

                     (A) FIRST, all Registrable Shares requested to be included in such Demand Registration by the Stockholders who requested such registration pursuant to Section 2(a), 2(b) or 2(c) and all Registrable Shares requested to be included by other Stockholders pursuant to Section 2(d), PRO RATA among all such Stockholders based on the number of Registrable Shares owned.

                     (B)     SECOND, the Primary Shares; and

                     (C)     THIRD, the Other Securities.

              (v) at any time before the Registration Statement covering Registrable Shares becomes effective, the Stockholder or group of Stockholders which requested such registration pursuant to this Section may request the Company to withdraw or not to file the Registration Statement; and

              (vi) the Company may, at its sole option, elect to satisfy a request for a Demand Registration pursuant to this Section on Form S-2 or Form S-3 promulgated under the Securities Act (or any successor forms thereto), if such forms are then available to the Company.

    (f) The Company will not be required to effect more than one Demand Registration in any twelve-month period.

3.  PIGGYBACK REGISTRATION.

    (a) If the Company at any time proposes for any reason to register (whether for itself or others or whether pursuant to a conversion of a Demand Registration under Section 2(d)(iii)) any of its securities under the Securities Act (other than (i) on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or
         (ii) in connection with a Qualified IPO, in which case the provisions of the Stockholders' Agreement shall govern), it shall promptly give written notice to the Stockholders of its intention to so register such securities.

    (b) Any Stockholder who may transfer shares of Common Stock under the Stockholders Agreement may deliver to the Company within 20 Business Days after delivery of such notice of the proposed offering by the Company, a written request to include in the registration all or a portion of such Stockholder's Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that the inclusion of any or all Registrable Shares and the Other Securities other securities requested to be included in such registration would materially interfere with the successful marketing (including pricing) of the Primary Shares or other securities proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares, Other Securities and other securities proposed to be included in such registration shall be included in the following order:

              (i) FIRST, the Primary Shares proposed by the Company to be sold for its own account,

              (ii)   SECOND,

                     (A) in the case of a Demand Registration converted by the Company pursuant to 2(e)(iii), the Registrable Shares requested to be registered by the requesting Stockholder; and

                     (B) such Registrable Shares requested by Stockholders to be included in such registration pursuant to this
                     Section 3, PRO RATA among the Stockholders referred to in this paragraph 3(b)(ii) based on the number of Registrable Shares owned; and

              (iii)  THIRD, the Other Securities.

         The Company shall have the right to withdraw a registration initially proposed by it, in which case all related requests for Piggyback Registration will be terminated.

4.  HOLDBACK AGREEMENT.

    (a) If the Company at any time shall register its securities under the Securities Act for sale to the public pursuant to an underwritten offering to the extent the following restrictions are legally permitted, the Stockholders and their respective Permitted Transferees shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any securities of the Company similar to those being registered (other than securities included in such registration) without the prior written consent of the Company, for a period designated by the Company in writing to the Stockholders, which period shall not begin earlier than 14 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not last more than (i) 180 days, or (ii) a shorter period agreed upon by the Company and the managing underwriters of an underwritten offering, in each case after the closing of the sale of securities pursuant to such Registration Statement. The Company shall obtain the agreement of any Person (other than a Stockholder) permitted to sell securities in a registration to be bound by and to comply with this Section 4 with respect to such registration as if such Person was a Stockholder hereunder.

5.  PREPARATION AND FILING.

    (a) If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of, and keep effective a Registration Statement for, any Registrable Shares, the Company shall, as expeditiously as practicable:

              (i) use its best efforts to cause a Registration Statement that registers such Registrable Shares to become and remain effective for a period of 90 days (extended for such period of time as the Stockholders are required to discontinue disposition of Registrable Shares pursuant to Section 5(b) below) or until all of such Registrable Shares have been disposed of (if earlier);

              (ii) furnish, at least five Business Days before the initial filing of a Registration Statement that relates to the registration of such Registrable Shares, to one counsel (the "Stockholders' Counsel") selected by a Majority of Registering Stockholders, copies of all such documents proposed to be filed (it being understood that such five-Business-Day period need not apply to a Prospectus relating thereto or any amendments or supplements relating to such a Registration Statement or Prospectus, proposed to be filed so long as such drafts are supplied to the

              Stockholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

              (iii) notify the Stockholders whose Registrable Shares are included therein of the effectiveness of such Registration Statement and prepare and promptly file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to
              (A) keep such Registration Statement effective for at least a period of 90 days (extended for such period of time as Stockholders are required to discontinue disposition of Registrable Shares pursuant to Section 5(b) below) or until all of such Registrable Shares have been disposed of (if earlier),
              (B) correct any statements or omissions if any event with respect to the Company shall have occurred as a result of which any such Registration Statement or Prospectus as then in effect would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading, and (C) comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

              (iv) notify in writing the Stockholders' Counsel, and the Stockholders whose Registrable Shares may be included in such Registration Statement, promptly of (A) the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Registration Statement or Prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) the receipt by the Company of any notification or written information with respect to the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose (and the Company shall use its best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (C) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

              (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Stockholders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Stockholders; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this clause (v) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board determines to be contrary to the best interests of the Company;

              (vi) furnish to the Stockholders holding such Registrable Shares such number of copies of a summary Prospectus, if any, or any other Prospectus, including a Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Stockholders may legally require and may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

              (vii) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Stockholders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

              (viii) notify the Stockholders holding such Registrable Shares on a timely basis at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this Section 5(a), of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and furnish to such Stockholders a reasonable number of copies of, and file with the Commission, a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (ix) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Stockholders holding Registrable Shares requested to be included in such registration, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Stockholders or underwriter (collectively the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors an employees to supply all information

              (together with the Records, the "Information") reasonably requested by any such Inspector, in each case as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with such Registration Statement; PROVIDED, HOWEVER, that any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspector unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement or Prospectus, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or, upon the written advice of counsel, is otherwise required by law, or (C) such Information has been made generally available to the public, and the Stockholders agree that they will, upon learning that disclosure of such Information is sought in a court or competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

              (x) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

              (xi) use its best efforts to obtain from its counsel an opinion or opinions in customary form naming the Stockholders as additional addressees or parties who may rely thereon;

              (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

              (xiii) issue to any underwriter to which the Stockholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

              (xiv) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the Nasdaq National Market;

              (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earning statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earning statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

              (xvi) use its best efforts to take all other steps to necessary to effect the registration of, and maintain an effective Registration Statement with respect to, such Registrable Shares contemplated hereby.

         (b) Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 5(a)(viii) or Section 6 hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(viii) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the most recent Prospectus covering such Registrable Shares at the time of the receipt of such notice.

6.  SUSPENSION.

         Anything contained in this Agreement to the contrary notwithstanding, the Company may, by notice in writing to each holder of Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 90 days (the "Suspension Period"), the use of any Prospectus included in a Registration Statement filed under Section 2 or 3 hereof if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any amendment or supplement made through incorporation by reference to a report filed under the Exchange Act). The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

7.  EXPENSES.

         All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this
Section 7) incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filings with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Stockholders' Counsel (up to a maximum of $25,000), shall be paid by the Company; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

8.  INDEMNIFICATION.

    (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Shares, each underwriter, broker or any other Person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act (each such indemnified Person being referred to herein as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in or incorporated by reference in the Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue laws; and shall promptly reimburse the Indemnified Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to any such Indemnified Person to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of the any Indemnified Person from whom the Person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final Prospectus had been made available to such Indemnified Person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

    (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares being registered shall, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a) above) the Company, each director of the Company, each officer of the Company who shall have signed such Registration Statement, each agent, underwriter, broker or other Person acting on behalf of the Company, each other holder of Registrable Shares or Other Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter by or on behalf of such holder specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Registrable Shares effected pursuant to such registration.

    (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 8(a) or (b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the indemnified party's failure to give such notice shall not release, relieve or in any way affect the indemnifying party's obligation hereunder to indemnify the indemnified party unless and to the extent that the rights of the indemnifying party are prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded (based on the written advice of counsel) that there may be a conflict of interest between the indemnified party and the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

    (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein (other than as a result of the applicability of the two provisos in Section 8(a)), then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnifying party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

9.  UNDERWRITING AGREEMENT.

    (a) Notwithstanding the provisions of Sections 4, 5, 7 and 8, to the extent that the Company and at least the Majority of Registering Stockholders shall enter into an underwriting or similar agreement that contains provisions which conflict with any provision of any such Sections, the provisions contained in such agreement shall control with respect to such underwritten offering.

    (b) If any registration pursuant to Section 2 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customarily given their role in such distribution.

    (c) No Stockholder may participate in any registration hereunder that is underwritten unless such Stockholder agrees to (i) sell such Stockholder's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements approved by the Company and the Majority of Registering Stockholders (which approval shall not be unreasonably withheld by such Stockholders) and (ii) as expeditiously as possible, notify the Company of the occurrence of any event concerning such Stockholder as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

10. NOMINEES FOR BENEFICIAL OWNERS.

         In the event that any Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election by written notice to the Company effective upon receipt by the Company, be treated as a Stockholder for purposes of any request or other action by any Stockholder pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Shares held by any Stockholder contemplated by this Agreement. If the beneficial owner of any Registrable Shares so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Shares. Prior to receipt by the Company of written notice contemplated hereby, any action taken by any nominee shall be binding upon any such beneficial owner.

11. INFORMATION BY HOLDER.

         The Stockholders shall furnish to the Company such written information regarding the Stockholders and the distribution proposed by the Stockholders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

12. EXCHANGE ACT COMPLIANCE.

         From the Registration Date or such earlier date as a Registration Statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Stockholders in supplying such information as may be necessary for the Stockholders to complete and file an information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

13. MERGERS, ETC.

         The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock, if any, that the Stockholders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that, to the extent the Stockholders receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Securities."

14. NEW CERTIFICATES.

As expeditiously as possible after the effectiveness of any Registration Statement filed pursuant to this Agreement, the Company will deliver in exchange for any legended certificate evidencing Restricted Shares so registered, new stock certificates not bearing any restrictive legends, PROVIDED that in the event less than all of the Restricted Shares evidenced by such legended certificate are registered, the holder thereof agrees that a new certificate evidencing such unregistered shares will be issued bearing the appropriate restrictive legend.

15. SELECTION OF UNDERWRITER.

         The Company shall not, at any time after the date hereof, grant any registration rights that conflict with, or have any priority over, the registration rights granted hereby. The DLJ Investors will have the right to select the underwriters in any public offering resulting from an exercise by it of a Demand Registration.

16. TERMINATION.

         This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding.

17. MISCELLANEOUS.

    (a) SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 17(b), the respective successors and assigns of the Company and the Stockholders. Except as otherwise expressly provided in Sections 2, 3 and 4, this Agreement is not intended to create any third party beneficiaries.

    (b) ASSIGNMENT. Each Stockholder may assign its rights hereunder to any Permitted Transferee of Registrable Shares; PROVIDED, HOWEVER, that such Permitted Transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Stockholder, whereupon such Permitted Transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such Permitted Transferee was originally included in the definition of a Stockholder and had originally been a party hereto.

    (c) SEVERABILITY. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

    (d) ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect hereto and thereto.

    (e) NOTICES. All communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier guaranteeing next day delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at its address below or such other address as such party may hereafter designate in writing:

                      if to the Company to:

                      Wavetek Corporation
                      11995 El Camino Real, Suite 301
                      San Diego, CA 92130
                      Attention:  Chief Executive Officer
                      Telecopier:  (619) 793-2310

                      if to any Stockholder, to such
                      Stockholder at the address indicated
                      on SCHEDULE I hereto.

         All such notices, requests, consents, and other communications shall be deemed to have been given and received (i) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (ii) in the case of dispatch by nationally-recognized overnight courier, on the next Business Day following such dispatch and (iii) in the case of mailing, on the fifth Business Day after the posting thereof.

    (f) MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Company and the Stockholders holding at least 85% of the outstanding Registrable Shares; PROVIDED, HOWEVER, that no such modification, amendment or waiver that would treat any Stockholder in a non-ratable, discriminatory manner shall be made without the prior written consent of such Stockholder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The Stockholders, to the fullest extent permitted by applicable laws, release the members of the Board from any and all claims for breach of fiduciary duty arising out of the application of this Section 17(f).

    (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one agreement.

    (h) HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

    (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAWS OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

    (j) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

    (k) NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice-versa.

         CONSTRUCTION. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit, or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.


                                       WAVETEK CORPORATION


                                       By:  /s/ Terence J. Gooding
                                           ---------------------------------
                                            Name:  Dr. Terence J. Gooding
                                            Title:  Chief Executive Officer


                                       DLJ MERCHANT BANKING PARTNERS II, L.P.

                                       By:  DLJ Merchant Banking II, Inc.
                                            Managing General Partner


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name: David B. Wilson
                                            Title:


                                       DLJ OFFSHORE PARTNERS II, C.V.

                                       By:  DLJ Merchant Banking II, Inc.
                                            Managing General Partner


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:


                                       DLJ DIVERSIFIED PARTNERS, L.P.

                                       By:  DLJ Diversified Partners, Inc.


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:

                                       DLJMB FUNDING II, INC.


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:



                                       UK INVESTMENT PLAN 1997 PARTNERS

                                       By:  Donaldson, Lufkin & Jenrette, Inc.
                                            General Partner


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:



                                       DLJ FIRST ESC L.L.C.

                                       By:  DLJ LBO Plans Management
                                            Corporation As Manager


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:



                                       DLJ EAB PARTNERS, L.P.

                                       By:  DLJ Merchant Banking II, Inc.
                                            Managing General Partner


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:

                                       DLJ MILLENNIUM PARTNERS, L.P.

                                       By:  DLJ Merchant Banking II, Inc.
                                            Managing General Partner


                                       By:  /s/ David B. Wilson
                                           ---------------------------------
                                            Name:
                                            Title:



                                       GREEN EQUITY INVESTORS II, L.P.

                                       By:  Grand Avenue Capital Partners, L.P.
                                       By:  Grand Avenue Capital Corporation,
                                            its general partner


                                       By:  /s/ Peter Nolan
                                           ---------------------------------
                                            Name:
                                            Title:



                                       DR. TERENCE J. GOODING



                                       By:  /s/ Terence J. Gooding
                                           ---------------------------------
                                            Dr. Terence J. Gooding


                                       SCHRODER UK VENTURE FUND III
                                           A Group consisting of three entities:
                                           Schroder UK Venture Fund III Trust
                                           Schroder UK Venture Fund III L.P.
                                           Schroder UK Venture Fund III L.P. 2
                                       By:  SCHRODER VENTURE MANAGERS LIMITED,
                                            Manager



                                            By:  /s/ Peter L. Everson
                                                ----------------------------
                                            Peter L. Everson, Director of the
                                            Manager of each of the three
                                            entities comprising the Fund
                                            Title:

                                       YOKOGAWA ELECTRIC CORPORATION


                                       By:  /s/ Tetsuji Ishizuka
                                           ---------------------------------
                                            Name: Tetsuji Ishizuka
                                            Title: General Counsel





BARBARA A. GOODING
TERENCE J. AND BARBARA A. GOODING CRUT
TERENCE J. GOODING GRAT 1
TERENCE J. GOODING GRAT 2
BARBARA A. GOODING GRAT
GOODING FAMILY FOUNDATION
GOODING INVESTMENTS, INC.
ANTHONY P. GOODING
ANTHONY P. GOODING CRUT
TERENCE J. GOODING, JR.
TERENCE J. GOODING, JR. CRUT
PAUL L. GOODING
PAUL L. GOODING CRUT
KATHRYN A. VALVERDE
KATHRYN A. VALVERDE CRUT
MATTHEW T. LONDON
MATTHEW T. LONDON CRUT
REBECCA J. BELLATI
REBECCA J. BELLATI CRUT
VICTORIA L. GOODING
VICTORIA L. GOODING CRUT
KYLE L. GOODING INTER VIVOS TRUST
AMANDA L. GOODING INTER VIVOS TRUST
PATRICK A GOODING INTER VIVOS TRUST
AMANDA N. MCPHERSON INTER VIVOS TRUST
CODY C. MCPHERSON INTER VIVOS TRUST
TERENCE M. LONDON INTER VIVOS TRUST
TERENCE J. GOODING 1994 TRUST
BARBARA A. GOODING 1994 TRUST
IVERNA REDMOND
MAUREEN WISCHHUSEN
MARGARET GOODING
MARY J. OLSON
YVONNE DUGGER
DARREL WEBLEY
DUANE WEBLEY

DEBORAH SPARKS
SNOW HILL TRUSTEES
RICHARD J. BERRY
GERALDINE MARY BERRY
PAUL STEVENSON
SUSAN EVE STEVENSON
PHILIP J. COOKE



By: /s/ Terence J. Gooding
   ------------------------------------------
    Terence J. Gooding as Attorney-in-Fact



                                       BEN J. CONSTANTINI


                                       By:  /s/ Ben J. Constantini
                                           ---------------------------------
                                            Ben J. Constantini



                                       DEREK T. MORIKAWA


                                       By:  /s/ Derek T. Morikawa
                                           ---------------------------------
                                            Derek T. Morikawa



                                       MEGAN MORIKAWA INTER VIVOS TRUST
                                       EVAN MORIKAWA INTER VIVOS TRUST


                                       By: /s/ Derek T. Morikawa
                                          ----------------------------------
                                          Derek T. Morikawa, as Attorney-in-Fact



ROD BALLARD
KEITH BARGROFF
RICHARD BERRY
PAT BONFILS
JOSEPH A. BUDANO
VICKIE L. CAPPS
CHARLES CITRON
BEN J. CONSTANTINI
DANIEL FISH

BRUCE GOULD
MICHAEL HUFF
RICHARD JAWORSKI
RONALD JENT
BARRY KITAEN
MICHAEL LATHAM
ANN LITTLE
JOSEPH MATIBAG
NORMAN MILLER
DEREK T. MORIKAWA
ERNEY NIKOU
JEFFREY PERRIN
MICHAEL RICHARDSON
MICHAEL SCIULLI
BRYAN WHATLEY
PAUL ASHTIANI
ANTHONY EDWARD BAYLY
DAVID COOPER
PAUL ROBERTS
RICHARD RODDIS
PAUL STEVENSON
DAVID WALKER
STEVEN MANNING
KOON ENG TAN
YONG CHANG YANG
ULRICH DIEHL
ROLF KAINDL
WINFRIED LENNE
PETER MASSAM
JOUKE RIJPSTRA
KLAUS ROMANEK
SOREN SCHNAPKA
DIETER SCHWEISTHAL
NORBERT STADHOUDERS
WIELAND WEIGLER
MICHEL BOUQUAIN
ENZO DI LUIGI
OLIVER MASSELIN
FRANCOIS PLAZANET
FREDERICK TROJANI
LUKA RADOMIROV





By: /s/ Terence J. Gooding
   -------------------------------------------
    Terence J. Gooding, as Attorney-in-Fact